UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 5, 2024

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.07.          Submission of Matters to a Vote of Security Holders.

SolarEdge Technologies, Inc. (the “Company”) held its annual meeting of stockholders on June 5, 2024 (the “Annual Meeting”).  At the Annual Meeting, the stockholders voted on three matters:  (i) the election of Mr. Zvi Lando, Mr. Avery More, and Mr. Nadav Zafrir as Class III members of the Board of Directors; (ii) ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of EY Global as the Company’s auditors for the year ending December 31, 2024; and (iii) approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers.

Proposal No. 1.  Election of Directors.

The following director nominees were elected as Class III directors, each to hold office until the 2025 annual meeting of stockholders and until his or her successor is elected and qualified, by the vote set forth below:

	For	Against	Abstain	Broker Non-Votes
Mr. Zvi Lando	35,616,911	127,881	16,515	4,887,556
Mr. Avery More	33,773,118	1,858,709	129,480	4,887,556
Mr. Nadav Zafrir	34,951,626	793,553	16,128	4,887,556

Proposal No. 2.  Ratification of Appointment of Registered Public Accounting Firm.

The appointment of Kost Forer Gabbay & Kasierer, a member of EY Global as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
39,443,200	1,165,406	40,257	N/A

Proposal No. 3. Advisory Vote to Approve the Compensation of our Named Executive Officers.

The compensation of our named executive officers as disclosed in the proxy statement was approved by an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
27,567,732	6,666,881	1,526,694	4,887,556

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: June 7, 2024	By:	/s/ Rachel Prishkolnik
	Name:	Rachel Prishkolnik
	Title:	VP General Counsel and Corporate Secretary